SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 30, 2005

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
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                 (Exact name of registrant specified in Charter)

   Delaware                        333-127233                     13-3416059
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(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

          250 Vesey Street
  4 World Financial Center 28th Floor
         New York, New York                                         10080
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(Address of principal executive offices)                           Zip Code

           Registrant's telephone, including area code: (212) 449-0357

                                    No Change
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         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.        Other Events.(1)

      Attached hereto as exhibits are certain materials (the "Computational Materials") furnished to the Registrant by Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter") in respect of Terwin Mortgage Trust, Series TMTS 2005-12ALT Asset-Backed Certificates (the "Certificates"). The Certificates are being offered pursuant to a Prospectus Supplement and accompanying Prospectus (together, the "Prospectus"). The Prospectus will be filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (333-127233) (the "Registration Statement"). The Computational Materials are incorporated by reference in the Registration Statement.

      The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate (other than providing the background information concerning the underlying pool of assets upon which the Computational Materials are based to the Underwriter) in the preparation of the Computational Materials.

      Any statements or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.



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(1)   Capitalized  terms used but not  otherwise  defined  herein shall have the same meanings ascribed to them in the Prospectus.

ITEM 9.01. Financial Statements; Pro Forma Information and Exhibits.

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

            99.1  Computational Materials

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MERRILL LYNCH MORTGAGE INVESTORS, INC.

                                          By: /s/ Matthew Whalen
                                              ----------------------------------
                                          Name:  Matthew Whalen
                                          Title: President

Date: August 31, 2005

                                  EXHIBIT INDEX

Exhibit No.            Description                           Page No.
-----------            -----------                           --------

99.1                   Computational Materials